Exhibit 4.5

ALGOMA STEEL GROUP INC. (INCORPORATED UNDER THE LAWS OF BRITISH COLOUMBIA) NUMBER CERT.9999 THIS CERTIFIES THAT * * SPECIMEN * * SHARES **9,000,000,000***** ***9,000,000,000**** ****9,000,000,000*** *****9,000,000,000** ******9,000,000,000* is the registered owner of CUSIP: 015658107 ISIN:CA0156581070 * NINE BILLION AND 00/100 * FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE IN THE CAPITAL OF ALGOMA STEEL GROUP INC. transferable only on the books of the Corporation by the registered holder in person or by duly authorized Attorney on surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar of the Corporation. IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by its duly authorized officers. DATED: JANUARY 01, 2009 COUNTERSIGNED AND REGISTERED by TSX Trust Company Toronto, Ontario, Canada. Transfer Agent and Registrar Michael McQuade President & CEO Rajat Marwah CFO The Shares represented by this Certificate are transferable at the offices of TSX Trust Company, Toronto, Ontario, and Vancouver, British Columbia, Canada

FOR VALUE RECEIVED, hereby sell, assign and transfer unto (PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE) THERE ARE SPECIAL RIGHTS OR RESTRICTIONS ATTACHED TO THE COMMON SHARES OF ALGOMA STEEL GROUP INC. A COPY OF THE FULL TEXT OF THOSE SPECIAL RIGHTS OR RESTRICTIONS MAY BE OBTAINED, WITHOUT CHARGE, FROM THE RECORDS OFFICE OR THE REGISTERED OFFICE, AS THE CASE MAY BE. RESTRICTIONS (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE) Shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said Stock on the Books of the within named Corporation, with full power of substitution in the premises. Dated: Signature: NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A SCHEDULE 1 CANADIAN CHARTERED BANK OR AN ELIGIBLE GUARANTOR INSTITUTION WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM. 999999 Guaranteed by: ACCT9999 CERT.9999 TIR5405